SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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/    /   Preliminary Proxy Statement

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           14a-6(e) (2))

/ X /    Definitive Proxy Statement

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/    /   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM HIGH YIELD MUNICIPAL TRUST

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MUNICIPAL BOND FUND

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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               number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:

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The proxy statement

PUTNAM HIGH YIELD MUNICIPAL TRUST

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MUNICIPAL BOND FUND

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

This proxy statement can help you decide how you want to vote on important issues relating to your Putnam fund.  When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated.  If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendations on page 5 of the proxy statement.

Please take a few moments and decide how you want to vote.  When shareholders don’t return their proxies in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your proxy ballots in the envelope provided.  Or you can call our toll-free number, or go to the Internet.  See your proxy ballot for the phone number and Internet address.  If you have proxy related questions, please call 1-800-780-7316 or contact your financial advisor.

 [PUTNAM INVESTMENTS LOGO]

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-800-780-7316 or call your financial advisor.

A Message from the Chairman

Dear Fellow Shareholder:

[photo of John A. Hill]

I am writing to ask for your vote on important matters affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s) by calling or by voting via the Internet. We are asking for your vote on the following matters:

Fixing the number of Trustees at 12 and electing your fund’s nominees for Trustees

Although Trustees do not manage fund portfolios, they play an important role in protecting fund shareholders, and are responsible for approving the fees paid to the fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws and voting proxies for the fund’s portfolio securities.

Consistent with the 1940 Act and SEC rules, more than three-quarters of your fund’s Trustees currently are independent of the fund and Putnam Investments.  Your fund’s Trustees have also in the past two years been at the forefront of reform efforts affecting the mutual fund industry, including ending the practice of directing fund brokerage commissions to brokers in connection with sales of fund shares, the establishment of broad-based redemption fees for open-end funds to discourage excessive short-term trading and other initiatives to reduce shareholder expenses and improve fund disclosures.

Converting your fund to an open-end investment company (Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust only)

Your fund’s governing documents require the fund to submit for shareholder vote a proposal to convert the fund to an open-end investment company if the fund’s shares trade at a discount from net asset value over a specified time period.  The Trustees recommend that shareholders vote against converting your fund.  As described in this Proxy Statement, the Trustees believe that your fund’s status as a closed-end fund offers significant investment benefits, including the ability to remain fully invested at all times. The Trustees believe that, while conversion to open-end status would offer shareholders a one-time economic benefit by removing any discount from net asset value on their shares, it would reduce the fund’s investment flexibility and could lead to increased fund expenses that would be borne by remaining shareholders.  The Trustees do not believe that the current discount level justifies the fundamental changes and the associated risks that would result from conversion.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day.  Please don’t.  When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations.  All shareholders benefit from the speedy return of proxies.

Your vote is important to us.  We appreciate the time and consideration I am sure you will give these important matters.  If you have questions about any of these proposals, please call a customer services representative at 1-800-780-7316 or contact your financial advisor.

Sincerely yours,

/s/  John A. Hill

----------------------

John A. Hill, Chairman

PUTNAM HIGH YIELD MUNICIPAL TRUST

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

PUTNAM MANAGED MUNICIPAL INCOME TRUST

PUTNAM MUNICIPAL BOND FUND

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

To the Shareholders of Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust:

The Annual Meeting of Shareholders of your fund will be held on October 28, 2005 at 11:00 a.m., Boston time, at the principal offices of the fund on the 8th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1.            Fixing the number of Trustees and electing your fund’s nominees for Trustees. See page 7.

2.            A proposal to convert your fund into an open-end investment company. (Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust only).   See page 39.

               By Judith Cohen, Clerk, on behalf of the Trustees

               John A. Hill, Chairman

               George Putnam, III, President

Jameson A. Baxter

Charles B. Curtis

Myra R. Drucker

Charles E. Haldeman, Jr.

Paul L. Joskow

Elizabeth T. Kennan

John H. Mullin, III

Robert E. Patterson

W. Thomas Stephens

Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

September 9, 2005

Proxy Statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-800-780-7316, or call your financial advisor.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust for use at the Annual Meeting of Shareholders of the fund to be held on October 28, 2005, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see pages 3-4). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about September 9, 2005.

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.            FOR fixing the number of Trustees as proposed and electing your fund’s nominees for Trustees; and

2.            AGAINST converting your fund to an open-end investment company and authorizing certain related amendments to your fund’s Agreement and Declaration of Trust (Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust only).

Who is eligible to vote?

Shareholders of record at the close of business on August 1, 2005 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote.  Unless otherwise noted, the holders of your fund’s preferred shares and holders of your fund’s common shares will vote as separate classes.  Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shareholders of each fund vote separately with respect to each proposal.  The outcome of a vote affecting one fund does not affect any other fund.

The Proposals

I.             ELECTION OF TRUSTEES

               Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of each fund makes recommendations concerning the nominees for Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").  Those Trustees who are not “interested persons” of your fund or Putnam Management are referred to as “Independent Trustees” throughout this Proxy Statement.

The Board Policy and Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at 12 and that you vote for the election of the nominees described in the following pages.   Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of your fund and the 1940 Act, holders of the preferred shares of your fund, voting as a class, are entitled to elect two nominees for Trustees. The holders of the preferred shares and the common shares of your fund, voting together as a single class, are entitled to vote for the remaining 10 of the 12 nominees. Therefore, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of the preferred shares, while the other 10 Trustees have been nominated to be elected by the holders of the preferred shares and common shares voting together as a single class.

The nominees for Trustees and their backgrounds are shown in the following pages.  This information includes each nominee’s name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee’s professional background, including other directorships the nominee holds.  Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.  The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109.  At December 31, 2004, there were 110 Putnam funds.

[Photo]	Jameson A. Baxter (9/6/43), Trustee since 1994 Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

[Photo]

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

[Photo]

Myra R. Drucker (1/16/48),

Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.  She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm).  Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank.  Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry.  Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets.  Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation.  Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

[Photo]

John A. Hill (1/31/42),

Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.  Prior to 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

[Photo]

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services).  He also serves on the Board of Overseers of the Boston Symphony Orchestra.   Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993.  Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

[Photo]	Elizabeth T. Kennan (2/25/38), Trustee since 1992 Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc.  She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

[Photo]	John H. Mullin, III (6/15/41), Trustee since 1997 Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.  Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc.  Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

[Photo]	Robert E. Patterson (3/15/45), Trustee since 1984 Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm specializing in real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC.  Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust).  Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments).  Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

[Photo]	W. Thomas Stephens (9/2/42), Trustee since 1997 Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited.  Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Quest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

[Photo]	Richard B. Worley (11/15/45), Trustee since 2004 Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization).  Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management.  He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm.  Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.  Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Interested Trustees
[Photo]	Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004 Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”).

Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.  Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry.  Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management.  Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital.  He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School.  Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

[Photo]

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

*Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies.  Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the funds, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments.  Mr. Putnam, III is the President of your fund and each of the other Putnam funds.  The balance of the nominees are not "interested persons."

All the nominees were elected by the shareholders of your fund on October 14, 2004.

The 10 nominees for election as Trustees by the holders of common and preferred shares, voting as a single class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred and common shareholders will be elected as Trustees of your fund. In addition, the 2 nominees for election as Trustees by the preferred shareholders, voting as a class, at the shareholder meeting of your fund who receive the greatest number of votes from the preferred shareholders will be elected as Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee, if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees to be elected by the holders of common and preferred shares voting as a single class at fewer than 10 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

Consistent with the 1940 Act and SEC rules, at least 75% of the trustees of your fund are required not to be “interested persons” (as defined in the 1940 Act) of your fund or your fund’s investment manager.  These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties.  The role of independent trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund.  Your fund’s Independent Trustees meet regularly as a group in executive session.  Ten of the 12 nominees for election as Trustee would be Independent Trustees.

Board committees.  Your fund’s Trustees have determined that the efficient conduct of your fund’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board.  Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters.  The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate.  Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts.  The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise.  The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee.  The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent registered public accounting firms and keeping current on industry developments.  Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent registered public accounting firms, including their independence. The members of the Committee include only Independent Trustees who are not “interested persons” of your fund or Putnam Management.  Each member of the Committee is “independent” as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange.  The Trustees have adopted a written charter for the Committee.  The Audit and Pricing Committee's charter is available on the fund's web site at https://content.putnam.com/individual_investor/pdf/committee_charter.pdf.  Printed copies of the charter are available free of charge upon request by calling 1-800-225-1581. The Committee also reviews your fund’s policies and procedures for achieving accurate and timely pricing of the fund shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of your fund. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities.  The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Messrs. Patterson, Stephens and Worley.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds.  The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee.  The Committee also identifies prospective nominees for election as trustee by considering individuals that come to its attention through current Trustees, Putnam Management or shareholders.  Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.  The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made.  The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to:  (i) availability and commitment of a candidate to attend meetings, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition.  In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone.  Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee.

The Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled “Date for receipt of shareholders’ proposals for the next annual meeting,” and provided the shareholders’ recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Committee consists only of Independent Trustees.  The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee.  The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits.  The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements.  The Committee currently consists of Messrs. Mullin (Chairperson) and Curtis, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee.  This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds.  The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor.  The Committee currently consists of Messrs. Putnam, III (Chairperson) and Stephens and Dr. Joskow.

Contract Committee.  The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the open-end funds and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds.  Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to conversion of a closed-end fund to an open-end fund, (iv) disclosure practices and (v) the use and benefits of leverage.  The Committee consists only of Independent Trustees.  The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis and Mullin and Dr. Kennan.

Distributions Committee.  This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Putnam, III and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold.  The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds.  The Committee currently consists of Messrs. Hill (Chairperson) and Putnam, III, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees.  These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies.  Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed.  Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Putnam, III. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens.  Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Patterson and Dr. Kennan.  Investment Oversight Committee D currently consists of Mr. Worley (Chairperson) and Dr. Joskow.

How large a stake do the Trustees and nominees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs.  The table below shows the number of shares beneficially owned by each nominee for Trustee and the value of each nominee’s holdings in the fund and in all of the Putnam funds as of June 30, 2005.  As a group, the Trustees owned shares of the Putnam funds valued at approximately $49 million as of June 30, 2005.

Putnam High Yield Municipal Trust

Name of Nominee	Dollar Range of Putnam High Yield Municipal Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	203.997	over $100,000
Charles B. Curtis	$1–$10,000	114.314	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	500	over $100,000
John A. Hill	$1–$10,000	212.71	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	201.315	over $100,000
John H. Mullin, III	$1–$10,000	113.317	over $100,000
Robert E. Patterson	$1–$10,000	300	over $100,000
George Putnam, III	$1–$10,000	300	over $100,000
W. Thomas Stephens	$1–$10,000	100	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Investment Grade Municipal Trust

Name of Nominee	Dollar Range of Putnam Investment Grade Municipal Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	212.401	over $100,000
Charles B. Curtis	$1–$10,000	117.85	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	330	over $100,000
John A. Hill	$1–$10,000	215.108	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	109.015	over $100,000
John H. Mullin, III	$1–$10,000	115.842	over $100,000
Robert E. Patterson	$1–$10,000	300	over $100,000
George Putnam, III	$1–$10,000	300	over $100,000
W. Thomas Stephens	$1–$10,000	149.671	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Managed Municipal Income Trust

Name of Nominee	Dollar Range of Putnam Managed Municipal Income Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	212.25	over $100,000
Charles B. Curtis	$1–$10,000	115.677	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	450	over $100,000
John A. Hill	$1–$10,000	214.734	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	108.92	over $100,000
John H. Mullin, III	$1–$10,000	115.421	over $100,000
Robert E. Patterson	$1–$10,000	300	over $100,000
George Putnam, III	$1–$10,000	300	over $100,000
W. Thomas Stephens	$1–$10,000	100	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Municipal Bond Fund

Name of Nominee	Dollar Range of Putnam Municipal Bond Fund Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$10,001– $50,000	3,570	over $100,000
Charles B. Curtis	$1–$10,000	119.102	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	250	over $100,000
John A. Hill	$1–$10,000	311.137	over $100,000
Paul L. Joskow	$1–$10,000	196	over $100,000
Elizabeth T. Kennan	$1–$10,000	189.709	over $100,000
John H. Mullin, III	$1–$10,000	226.984	over $100,000
Robert E. Patterson	$1–$10,000	293	over $100,000
George Putnam, III	$10,001– $50,000	984	over $100,000
W. Thomas Stephens	$1–$10,000	196	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

Putnam Municipal Opportunities Trust

Name of Nominee	Dollar Range of Putnam Municipal Opportunities Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	207.003	over $100,000
Charles B. Curtis	$1–$10,000	119.405	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	270	over $100,000
John A. Hill	$1–$10,000	215.324	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	119.793	over $100,000
John H. Mullin, III	$1–$10,000	116.01	over $100,000
Robert E. Patterson	$1–$10,000	100	over $100,000
George Putnam, III	$1–$10,000	500	over $100,000
W. Thomas Stephens	$1–$10,000	100	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

Putnam New York Investment Grade Municipal Trust

Name of Nominee	Dollar Range of Putnam New York Investment Grade Municipal Trust Shares Owned	Shares Beneficially Owned	Aggregate Dollar Range of Shares Held in all of the Putnam Funds
Jameson A. Baxter	$1–$10,000	186.65	over $100,000
Charles B. Curtis	$1–$10,000	115.106	over $100,000
Myra R. Drucker	$1–$10,000	100	$50,001 - $100,000
Charles E. Haldeman,Jr.	$1–$10,000	280	over $100,000
John A. Hill	$1–$10,000	211.785	over $100,000
Paul L. Joskow	$1–$10,000	100	over $100,000
Elizabeth T. Kennan	$1–$10,000	189.263	over $100,000
John H. Mullin, III	$1–$10,000	112.317	over $100,000
Robert E. Patterson	$1–$10,000	100	over $100,000
George Putnam, III	$1–$10,000	500	over $100,000
W. Thomas Stephens	$1–$10,000	100	over $100,000
Richard B. Worley	$1–$10,000	100	over $100,000

At July 31, 2005, the Trustees and officers of Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust as a group owned less than 1% of the outstanding shares of each fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

➢ by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

➢ by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

➢ by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

➢ by reviewing in depth the fees paid by the fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

➢ by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of the fund;

➢ by monitoring potential conflicts between the fund and Putnam Management and its affiliates to ensure that the fund continues to be managed in the best interests of their shareholders; and

➢ by monitoring potential conflicts among funds managed by Putnam to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees.  Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds

Attention: “Board of Trustees” or any specified Trustee(s)

One Post Office Square

Boston, Massachusetts 02109

The written communication must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date.

The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees.  The correspondence is reviewed, summarized and presented to Trustees on a periodic basis.

How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters.  Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees.  In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that the fund's performance is reviewed in detail at least twice a year. During 2004, the average Trustee participated in approximately 65 committee and board meetings.  The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises.  The number of times each committee met during your fund’s last fiscal year is shown in the table below:

Putnam High Yield Municipal Trust

Fiscal year ended March 31, 2005

Audit and Pricing Committee	25
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	8
Communication, Service and Marketing Committee	14
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	40

Putnam Investment Grade Municipal Trust

Fiscal year ended November 30, 2004

Audit and Pricing Committee	23
Board Policy and Nominating Committee	10
Brokerage and Custody Committee	8
Communication, Service and Marketing Committee	13
Contract Committee	18
Distributions Committee	4
Executive Committee	1
Investment Oversight Committees	40

Putnam Managed Municipal Income Trust

Fiscal year ended October 31, 2004

Audit and Pricing Committee	24
Board Policy and Nominating Committee	9
Brokerage and Custody Committee	8
Communication, Service and Marketing Committee	11
Contract Committee	17
Distributions Committee	5
Executive Committee	1
Investment Oversight Committees	36

Putnam Municipal Bond Fund

Fiscal year ended April 30, 2005

Audit and Pricing Committee	25
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	7
Communication, Service and Marketing Committee	16
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	39

Putnam Municipal Opportunities Trust

Fiscal year ended April 30, 2005

Audit and Pricing Committee	25
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	7
Communication, Service and Marketing Committee	16
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	39

Putnam New York Investment Grade Municipal Trust

Fiscal year ended April 30, 2005

Audit and Pricing Committee	25
Board Policy and Nominating Committee	11
Brokerage and Custody Committee	7
Communication, Service and Marketing Committee	16
Contract Committee	16
Distributions Committee	8
Executive Committee	1
Investment Oversight Committees	39

Your fund does not have a policy with respect to Trustee attendance at shareholder meetings.  Your fund’s last annual meeting was held while the Trustees were conducting meetings of the Board and its committees.  Although not all of your fund’s Trustees attended the annual meeting, Mr. Putnam, III, a Trustee and the President of each Putnam fund, presided at the meeting.  The Trustees were also represented at the meeting by their staff and were available in the event that any material issues had arisen.

What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds.  Each Trustee of the fund receives an annual fee and an additional meeting fee for each Trustee meeting attended.  Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection.  Mr. Putnam, III, who is not an Independent Trustee, also receives the foregoing fees for his services as Trustee.  All of the current Independent Trustees and Mr. Putnam, III are Trustees of all the Putnam funds and each receives fees for their services from the fund.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

Putnam High Yield Municipal Trust

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$840	$249	$100,000	$218,950
Charles B. Curtis/2001	818	388	100,000	244,250
Myra R. Drucker/2004(6)	375	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,295	324	200,000	458,626
Ronald J. Jackson/1996(5)(8)	818	268	100,000	224,000
Paul L. Joskow/1997(5)(7)	811	216	100,000	294,500
Elizabeth T. Kennan/1992	823	327	100,000	221,500
John H. Mullin, III/1997(5)	835	287	100,000	216,200
Robert E. Patterson/1984	796	177	100,000	217,750
George Putnam, III/1984(7)	1,005	151	125,000	262,500
W. Thomas Stephens/1997(5)	801	271	100,000	228,250
W. Nicholas Thorndike/1992(9)	232	395	105,783	114,500
Richard B. Worley/2004(6)	375	N/A	N/A	33,780

Putnam Investment Grade Municipal Trust

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$844	$237	$100,000	$218,950
Charles B. Curtis/2001	872	319	100,000	244,250
Myra R. Drucker/2004(6)	0	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,298	305	200,000	458,626
Ronald J. Jackson/1996(5)(8)	824	247	100,000	224,000
Paul L. Joskow/1997(5)(7)	933	177	100,000	294,500
Elizabeth T. Kennan/1992	843	313	100,000	221,500
John H. Mullin, III/1997(5)	835	271	100,000	216,200
Robert E. Patterson/1984	812	169	100,000	217,750
George Putnam, III/1984(7)	1,023	140	125,000	262,500
W. Thomas Stephens/1997(5)	827	247	100,000	228,250
W. Nicholas Thorndike/1992(9)	444	403	105,783	114,500
Richard B. Worley/2004(6)	0	N/A	N/A	33,780

Putnam Managed Municipal Income Trust

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$900	$253	$100,000	$218,950
Charles B. Curtis/2001	872	330	100,000	244,250
Myra R. Drucker/2004(6)	0	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,350	322	200,000	458,626
Ronald J. Jackson/1996(5)(8)	878	261	100,000	224,000
Paul L. Joskow/1997(5)(7)	888	187	100,000	294,500
Elizabeth T. Kennan/1992	899	331	100,000	221,500
Lawrence Lasser/1992 (10)	0	297	93,333	0
John H. Mullin, III/1997(5)	890	286	100,000	216,200
Robert E. Patterson/1984	866	179	100,000	217,750
George Putnam, III/1984(7)	1,091	148	125,000	262,500
W. Thomas Stephens/1997(5)	882	261	100,000	228,250
W. Nicholas Thorndike/1992(9)	473	427	105,783	114,500
Richard B. Worley/2004(6)	0	N/A	N/A	33,780

Putnam Municipal Bond Fund

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$963	$271	$100,000	$218,950
Charles B. Curtis/2001	941	442	100,000	244,250
Myra R. Drucker/2004(6)	694	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,473	352	200,000	458,626
Ronald J. Jackson/1996(5)(8)	937	294	100,000	224,000
Paul L. Joskow/1997(5)(7)	929	248	100,000	294,500
Elizabeth T. Kennan/1992	943	354	100,000	221,500
John H. Mullin, III/1997(5)	955	312	100,000	216,200
Robert E. Patterson/1984	914	192	100,000	217,750
George Putnam, III/1984(7)	1,140	166	125,000	262,500
W. Thomas Stephens/1997(5)	899	299	100,000	228,250
W. Nicholas Thorndike/1992(9)	32	416	105,783	114,500
Richard B. Worley/2004(6)	694	N/A	N/A	33,780

Putnam Municipal Opportunities Trust

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$956	$270	$100,000	$218,950
Charles B. Curtis/2001	933	440	100,000	244,250
Myra R. Drucker/2004(6)	686	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,463	352	200,000	458,626
Ronald J. Jackson/1996(5)(8)	930	293	100,000	224,000
Paul L. Joskow/1997(5)(7)	922	247	100,000	294,500
Elizabeth T. Kennan/1992	936	354	100,000	221,500
John H. Mullin, III/1997(5)	948	311	100,000	216,200
Robert E. Patterson/1984	907	191	100,000	217,750
George Putnam, III/1984(7)	1,132	165	125,000	262,500
W. Thomas Stephens/1997(5)	892	298	100,000	228,250
W. Nicholas Thorndike/1992(9)	32	415	105,783	114,500
Richard B. Worley/2004(6)	686	N/A	N/A	33,780

Putnam New York Investment Grade Municipal Trust

COMPENSATION TABLE

			Estimated
	Aggregate	Retirement	annual benefits	Total
	compensation	benefits accrued	from all Putnam	compensation
	from the	as part of fund	funds upon	from all Putnam
Trustees/Year First Elected by Shareholders	fund(1)	expenses	retirement(2)	funds(3)(4)
Jameson A. Baxter/1994(5)	$708	$190	$100,000	$218,950
Charles B. Curtis/2001	693	312	100,000	244,250
Myra R. Drucker/2004(6)	527	N/A	N/A	33,780
Charles E. Haldeman, Jr./2004(6)	0	N/A	N/A	0
John A. Hill/1985(5)(7)	1,079	247	200,000	458,626
Ronald J. Jackson/1996(5)(8)	690	206	100,000	224,000
Paul L. Joskow/1997(5)(7)	685	175	100,000	294,500
Elizabeth T. Kennan/1992	694	248	100,000	221,500
John H. Mullin, III/1997(5)	702	219	100,000	216,200
Robert E. Patterson/1984	674	134	100,000	217,750
George Putnam, III/1984(7)	839	116	125,000	262,500
W. Thomas Stephens/1997(5)	660	210	100,000	228,250
W. Nicholas Thorndike/1992(9)	21	288	105,783	114,500
Richard B. Worley/2004(6)	527	N/A	N/A	33,780

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004.  For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

5) Certain Trustees are also owed compensation pursuant to a Trustee Compensation Deferral Plan. As of the dates identified below, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were:

Putnam High Yield Municipal Trust  (March 31, 2005) Ms. Baxter - $920, Mr. Hill - $3,352, Mr. Jackson - $1,691, Mr. Joskow, - $1,084, Mr. Mullin - $1,053, and Mr. Stephens - $200.

Putnam Investment Grade Municipal Trust   (November 30, 2004) Ms. Baxter - $877,  Mr. Hill - $3,050, Mr. Jackson - $1,558, Mr. Joskow, - $1,035, Mr. Mullin - $999, and Mr. Stephens - $287.

Putnam Managed Municipal Income Trust   (October 31, 2004) Ms. Baxter - $3,283, Mr. Hill - $11,318, Mr. Jackson - $5,836, Mr. Joskow, - $3,871, Mr. Mullin - $3,738, and Mr. Stephens - $1,109.

Putnam Municipal Bond Fund  (April 30, 2005) Ms. Baxter - $971, Mr. Hill - $3,641, Mr. Jackson - $1,856, Mr. Joskow, - $1,144, Mr. Mullin - $1,111, and Mr. Stephens - $212.

Putnam Municipal Opportunities Trust   (April 30, 2005) Ms. Baxter - $966, Mr. Hill - $3,623, Mr. Jackson - $1,847, Mr. Joskow, - $1,139, Mr. Mullin - $1,106, and Mr. Stephens - $211.

Putnam New York Investment Grade Municipal Trust   (April 30, 2005) Ms. Baxter - $668, Mr. Hill - $2,505, Mr. Jackson - $1,277, Mr. Joskow, - $787, Mr. Mullin - $765 and Mr. Stephens - $146.

(6) Ms. Drucker and Messrs. Haldeman and Worley were first elected to the Board of Trustees on October 14, 2004.

(7) Includes additional compensation to Messrs. Hill and Putnam, III and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Jackson retired from the Board of Trustees of the Putnam funds on June 10, 2005.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(10) Mr. Lasser resigned from the Board of Trustees of the Putnam funds effective November 3, 2003.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

2.   APPROVAL OR DISAPPROVAL OF THE CONVERSION OF YOUR FUND FROM CLOSED-END TO OPEN-END STATUS AND CERTAIN RELATED AMENDMENTS TO YOUR FUND'S AGREEMENT AND DECLARATION OF TRUST  (For Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust only)

What is this proposal?

Shareholders will have the opportunity to vote at the meeting on the question of whether your fund should be converted from a closed-end fund to an open-end fund.  The Trustees, as discussed in more detail below, recommend that shareholders vote against converting your fund to an open-end fund.  This recommendation is based on the Trustees’ view that your fund is afforded significant investment advantages as a result of its closed-end status.

If approved, the conversion would result in the “delisting” of your fund’s shares from the New York Stock Exchange where they currently may be bought or sold at prevailing market prices.  Your shares would then become redeemable directly from your fund at net asset value, eliminating any discount of market price to net asset value.  Your fund’s preferred shares would be redeemed in accordance with the provisions of the fund’s Bylaws.

A conversion from closed-end to open-end status would also require a number of changes in your fund’s Agreement and Declaration of Trust (the “Declaration of Trust”).  Accordingly, approval of this proposal would also authorize your fund’s Trustees to make such amendments as they may deem necessary to operate your fund as an open-end fund if this proposal is approved.  These changes are described in greater detail below.

Why is this question being submitted to shareholders?

Your fund’s Declaration of Trust requires that shareholders of your fund be given the opportunity to vote on a proposal to convert your fund from closed-end to open-end status if the fund’s common shares have traded at an average discount of more than 10% from its net asset value per share during the last twelve calendar weeks of the preceding fiscal year (measured as of the last trading day in each such week). For the twelve-week periods ended March 31, 2005 (for Putnam High Yield Municipal Trust) and October 29, 2004 (for Putnam Managed Municipal Income Trust), your fund’s shares traded at an average discount of  -13.7% and -10.7%, respectively, from their net asset value per share, requiring that this proposal be submitted to shareholders.

What do the Trustees recommend?

For the reasons described below, the Trustees of your fund, including a majority of the Independent Trustees, have concluded that the conversion of your fund to open-end status would not be in the best long-term interests of your fund’s shareholders. Accordingly, the Trustees of your fund recommend that shareholders vote “AGAINST” this proposal.

Why are the Trustees recommending a vote against a conversion?

The Trustees regularly review the overall performance and trading information for your fund and all of the Putnam closed-end funds. At a meeting held in July of this year, the Trustees of your fund carefully evaluated the fund’s investment performance, the trading history of its common shares relative to that of other funds in the same peer group, an analysis of the effects on the fund of its shares trading at a discount to net asset value, and information about the possible advantages and disadvantages of converting to an open-end fund.  The July 2005 meeting was preceded by a number of meetings earlier in the year at which the Trustees discussed these matters generally with respect to several Putnam closed-end funds, including your fund.

In recommending a vote against converting your fund to open-end status, the Trustees considered the following items:

➢ The Trustees’ belief that your fund’s closed-end status provides potential investment benefits not available to open-end fund investors. Because your fund’s shares are not redeemable, your fund is not required to maintain short-term, lower-yielding investments in anticipation of possible redemptions, but can be fully invested in higher-yielding securities in pursuit of the fund’s investment objective. Furthermore, as a closed-end fund, your fund does not experience the cash flows associated with sales and redemptions of open-end fund shares. As a result, your fund’s portfolio manager does not have to invest additional cash from new sales at times when market conditions are unfavorable or sell securities to meet redemptions at inopportune times.  In addition, as described in greater detail below, your fund has engaged in investment leverage by issuing preferred shares, a strategy that is not available to open-end funds.  This form of investment leverage offers your fund opportunities for increased performance and investment yield.  The Trustees believe that these features of closed-end funds have contributed to your fund’s outperformance, when measured on the basis of net asset value, over time of Putnam open-end funds with similar investment objectives and strategies.

➢ The likelihood that your fund’s operating expenses would increase if it is converted to open-end status. As an open-end fund, your fund would be required, as a practical matter, to make a continuous public offering of its shares in order to offset redemptions and maintain the economies of scale available at its current size. The Trustees expect that in order to market your fund’s shares effectively, following a conversion to open-end status, they would recommend that shareholders approve the adoption of a distribution plan under Rule 12b-1. Such a plan would permit your fund to pay annual distribution fees of up to 0.35% of your fund’s net assets to Putnam Retail Management, the fund’s principal underwriter, to support sales of fund shares. 12b-1 plans are typical features of open-end funds, like the Putnam open-end funds, that are sold through dealers. If such a distribution plan were approved, the Trustees would expect to authorize the payment of distribution fees at the annual rate of 0.25% of net assets, as is the case with similar open-end Putnam funds.

➢ The possibility that redemptions by shareholders would cause your fund to shrink following conversion to open-end status, resulting in an increased expense ratio for remaining shareholders. Putnam Retail Management has advised the Trustees that your fund may experience significant net redemptions shortly following a conversion to open-end status, thereby shrinking the fund’s size, and that it is unlikely that such redemptions would be offset by significant sales of new shares.  Significant redemptions would require the fund to sell portfolio securities and incur related transaction costs, which would be borne at least in part by remaining shareholders. As described below, the Trustees reserve the right to impose redemption fees on redemptions of fund shares that occur within a specified time following conversion, but there is no certainty that this measure would significantly reduce redemptions or fully offset related transaction costs.

               Since open-end funds continuously offer new shares to the public, they also have the ability to increase in size, and growth in your fund’s size could result in efficiencies and the ability to spread fixed costs over a larger pool of assets. Depending on the size of future redemptions or sales, increased expense ratios could result for either temporary or indefinite periods.

➢ The various factors that Putnam Management believes affect whether your fund’s shares trade at a discount.  The Trustees reviewed an analysis prepared by Putnam Management of patterns in the historical trading and investment performance of your fund and other comparable closed-end funds in different market environments.  Based on this analysis, Putnam Management believes that neither your fund’s investment performance nor its size has significantly affected whether your fund’s shares trade at a discount, although discount trading patterns appear to be affected by your fund’s distribution rate (yield), which is primarily a function of your fund’s investment strategy and the general interest rate environment, which in turn is affected by market conditions.

➢ The possibility that selling securities to meet redemptions may have adverse tax consequences to shareholders remaining in your fund. If your fund sells securities to meet redemptions and realizes a gain for tax purposes, in order to eliminate fund-level tax, your fund may make distributions of the taxable gain to all remaining shareholders.  Shareholders would then be liable themselves for tax on such gains.

➢ The possibility that conversion could result in a lower yield for the shareholders in light of the loss of the potential advantages of closed-end status and the increase of expenses that would likely follow. This result would be inconsistent with the fund’s investment objective of seeking high current income.

➢ The Trustees’ belief that recent discount levels should not be viewed as grounds for depriving shareholders of the advantages of the closed-end structure, particularly the ability to be fully invested (or nearly fully invested) at all times and the ability to issue preferred shares, although it is possible that if shareholders approve the conversion the market price of shares could rise, and the discount from net asset value thereby shrink, as the date of conversion approaches.

What are the possible advantages to converting the fund to open-end status?

The Trustees have weighed the advantages of a closed-end structure against the advantages to shareholders that would come with converting the fund to open-end status. By converting to an open-end fund, your fund would immediately offer you the ability to redeem your shares at their net asset value less any redemption fee that the Trustees may impose. As of June 30, 2005, the market price of shares in Putnam High Yield Municipal Trust and Putnam Managed Municipal Income Trust represented a discount of -9.16% and -6.24%, respectively, to their net asset values per share. This means that if you sold shares of Putnam High Yield Municipal Trust or Putnam Managed Municipal Income Trust on that date, you would have received only 90.84% or 93.76%, respectively, of your pro rata share of your fund’s assets. If the fund were converted, you would be able to receive 100% of your pro rata share less any redemption fee imposed by the Trustees. If the fund’s shares were still trading at a discount immediately prior to the fund’s conversion, this would represent a one-time increase in the value of your shares. In the interval between the shareholder meeting and the conversion, if it is approved, the market price of the fund’s shares may continue to fluctuate in relation to net asset value, which means that the trading discount could narrow or disappear prior to the date of the conversion.

The Trustees have also considered the potential decrease in expense ratio that could result if your fund grows significantly in size as a result of net sales of new shares. As an open-end fund, your fund would be continuously offering new shares to the public. If more new shares are sold than are redeemed, the fund could grow in size, potentially resulting in a lower effective management fee and a lower expense ratio. As stated above, Putnam Retail Management has advised the Trustees that it does not expect that the fund would grow in size following a conversion to open-end status.

After considering the reasons set forth above, the Trustees do not believe that the possible advantages of conversion to open-end status justify fundamentally altering the status of the fund by converting to open-end status. The Trustees recommend that shareholders vote AGAINST this proposal.

How has your fund performed?

The following table summarizes the annualized total return of your fund for the periods shown based on the net asset value and the market price of its shares. The table also shows the performance of your fund’s primary benchmark index and the average performance of funds in your fund’s peer group as determined by Lipper Inc., an independent fund rating agency. Of course, past performance is no guarantee of future performance. Benchmark index and Lipper peer group results should be compared to your fund’s performance at net asset value.

Total Return (Annualized) for Periods Ending June 30, 2005
	1 year	3 years	5 years	10 years
Putnam High Yield Municipal Trust
Net Asset Value	10.91%	6.26%	6.09%	5.45%
Market Price	18.63	3.44	5.28	3.87
Lehman Municipal Bond Index	8.25	5.85	6.88	6.38
Lipper Closed-End High Yield Municipal Debt Funds Average	14.24	7.36	7.01	5.97

Total Return (Annualized) for Periods Ending June 30, 2005
	1 year	3 years	5 years	10 years
Putnam Managed Municipal Income Trust
Net Asset Value	12.44%	7.70%	7.20%	5.69%
Market Price	20.15	6.50	3.99	4.62
Lehman Municipal Bond Index	8.25	5.85	6.88	6.38
Lipper Closed-End High Yield Municipal Debt Funds Average	14.24	7.36	7.01	5.97

Will converting to open-end status improve your fund’s investment performance?

The Trustees do not believe that your fund’s investment performance at net asset value will be significantly affected if your fund converts to an open-end fund.  Your fund’s investment objective and principal investment strategies will remain the same if the fund were to convert.  As described above, if your fund were to grow significantly after conversion through sales of new shares, the fund’s expense ratio could decline, which would increase returns.  However, Putnam Retail Management has advised the Trustees that it does not expect your fund to benefit from significant sales of new shares if the fund were to convert.  In addition, fund expenses would increase if the Trustees and shareholders approve a distribution plan authorizing payments to Putnam Retail Management to support sales of fund shares.

What are the principal differences between closed-end and open-end funds?

In evaluating this proposal, shareholders may wish to consider the following differences between closed-end and open-end funds:

➢ Changes in capital. Closed-end funds raise their capital through an initial public offering and generally do not raise additional capital after that time. Closed-end funds therefore have limited opportunities to gain additional economies of scale through growth of assets. At the same time, because shares of closed-end funds cannot be redeemed, the risk of higher expense ratios resulting from a decline in assets is also limited.  Open-end funds, in contrast, generally engage in a continuous public offering of their shares, which provides the opportunity for growth of assets and reduced expense ratios. However, because shares of open-end funds are generally redeemable at any time, open-end funds face the risk of higher expense ratios if significant redemptions are not offset by sales of new shares. Of course, expense ratios of both closed-end and open-end funds can increase as a result of negative investment performance.

➢ Sales of shares. Shares of open-end funds may be redeemed at any time at their net asset value, less any applicable redemption fee (subject only to the right of the fund to withhold payment for up to seven days or, with the permission of the SEC, to suspend redemptions under emergency conditions). In contrast, shares of closed-end funds are not redeemable and can generally be bought and sold at current market prices only on the exchange on which such funds are listed. Thus, converting your fund from closed-end to open-end status would eliminate any discount or premium between market price and net asset value existing immediately prior to the conversion. Shareholders who wish to dispose of shares would receive a higher price at net asset value than if shares remained at a discount. If your fund’s shares were to trade at a premium to net asset value, however, you would receive a lower price by redeeming them at net asset value.

➢ Regulatory requirements. Both closed-end and open-end funds are registered with the SEC under the Investment Company Act of 1940 and, with certain differences relating largely to the sale and redemption of shares, are generally subject to the same regulatory requirements of that Act. Your fund’s shares are listed for trading on the New York Stock Exchange. That listing would be terminated in the event of a conversion to open-end status. Since open-end funds generally engage in a continuous public offering of their shares they are required to maintain current registrations under federal and state securities laws, which involve additional ongoing costs to the fund.

➢ Annual shareholder meetings.  Your fund is currently required by the rules of the New York Stock Exchange to hold annual meetings of shareholders.  As noted above, conversion of your fund to open-end status would result in termination of the fund’s listing on the New York Stock Exchange with the result that your fund would no longer be required to hold annual meetings.  By contrast, the open-end Putnam funds have committed to holding shareholder meetings for the purpose of electing their Trustees at least every five years (beginning in 2004).

➢ Leverage. As a closed-end fund, your fund is permitted to issue, and has issued, preferred shares for purposes of investment leverage. This provides holders of common shares with the benefits and risks of leverage. The fund has the potential to increase the return and the yield on your investment if the fund’s return on its portfolio and interest on its assets exceeds the dividend rate paid to holders of preferred shares. Issuing preferred shares effectively allows your fund to borrow money for investment purposes at tax-exempt rates. Open-end funds do not have the ability to issue a preferred class of shares and are permitted to engage in leverage only through bank borrowings. Since bank rates are based on conditions in taxable interest rate markets, Putnam Management believes it would not be practical for a tax-free fund to continue to engage in leverage as an open-end fund, and in any event your fund would be required to redeem its preferred shares upon conversion.

➢ Investment flexibility. As noted above, the cash flows associated with sales and redemptions of open-end fund shares, as well as the need to maintain cash reserves in anticipation of possible redemptions, might tend to reduce the investment flexibility of open-end funds.  In addition, closed-end funds are afforded more flexibility under the 1940 Act compared to open-end funds to invest in securities that are deemed illiquid.

➢ Shareholder privileges. Shareholders of your fund currently have the option of participating in the fund’s Dividend Reinvestment Plan, under which cash distributions paid by your fund are generally reinvested through the purchase of additional fund shares at market prices, which currently reflect a discount from net asset value. (At times when your fund’s shares are trading at a premium over their net asset value, such reinvestments are made at the higher of net asset value or 95% of market value.) Thus, as long as your fund’s shares continue to trade at a discount, shareholders participating in this plan receive a compounding benefit of reinvesting their distributions at a price below net asset value and thereby receiving the opportunity to realize a profit to the extent the fund subsequently trades at a lower discount or at a premium. Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. If the fund were to convert to open-end status, shareholders would no longer be able to reinvest dividends at a price below net asset value per share.

               Shareholders of open-end Putnam funds have the option to reinvest their distributions in additional shares at net asset value at all times. Shareholders of open-end funds in the Putnam family of funds currently have the privilege of exchanging their investment at net asset value and without sales charges for shares of the same class of more than 70 open-end funds in the Putnam group. Shareholders of your fund currently do not have that privilege.

What fund expense would be associated with conversion of your fund to open-end status?

Certain legal, accounting and other costs would be incurred in connection with the conversion of your fund to open-end status. Additional costs would be associated with potential proxy mailings addressing matters recommended by the Trustees, including distribution (12b-1) plans and other matters. Although it is difficult to estimate these costs with precision, these costs are estimated to be at least $100,000. Based on your fund’s current size it is not anticipated that these costs by themselves would materially increase your fund’s expense ratio.  However, if there were significant redemptions of fund shares following the conversion, the expense ratio for remaining shareholders could rise.

Would there be any redemption fees applied to my fund if shareholders vote to convert the fund to open-end status?

Most of the open-end Putnam funds are subject to a 2.00% redemption fee on sales of shares acquired within 5 calendar days of sale (by redemption or exchange). If your fund is converted to an open-end fund, the Trustees expect to approve a similar redemption fee as an ongoing feature of the fund.

In addition, to address the costs to the fund associated with potential significant redemptions following conversion, the Trustees reserve the right to impose a temporary redemption fee of up to 2.00% of the value of shares redeemed for a period of up to one year following the fund’s conversion to an open-end investment company. (The 5-day redemption fee described above would then apply to redemptions occurring after the expiration of this temporary redemption fee.) The Trustees may impose this fee if they believe that significant redemptions of shares would disrupt the long-term portfolio management of the fund and dilute the interests of the remaining shareholders. Imposition of a redemption fee could deter some shareholders from redeeming and would compensate remaining long-term shareholders for the costs of the liquidation of a significant percentage of the fund’s portfolio.

The fund would notify shareholders in writing prior to the imposition of any temporary redemption fee.

What changes would be made in your fund’s Declaration of Trust if shareholders vote to convert the fund to open-end status?

Conversion of your fund from a closed-end to an open-end fund would require certain changes to your fund’s Declaration of Trust and, therefore, a vote in favor of such conversion would also authorize the Trustees to amend your fund’s Declaration of Trust to reflect such changes. These changes would bring your fund’s Declaration of Trust more in line with most other Putnam open-end funds.

The Declaration of Trust would be amended to require your fund to purchase all shares offered to it for redemption at a price equal to the net asset value of the shares next determined, less any redemption charge fixed by the Trustees. In addition, to the extent permitted by applicable law, the fund would be authorized, at its option, to redeem shares held in a shareholder’s account at net asset value if at any time a shareholder owned shares in an amount either less than or greater than, as the case may be, an amount determined by the Trustees. Notwithstanding this provision, all shares would be redeemable at a shareholder’s option.

The Declaration of Trust would also be amended to eliminate certain provisions that relate specifically to the fund’s closed-end status, such as the conversion provision that has necessitated this proposal, and provisions that relate to the issuance of preferred shares by the fund.  In addition, if shareholders were to vote to convert your fund to open-end status, the provision in your fund’s Declaration of Trust requiring that Trustees be elected annually at the annual shareholder meeting or at a special meeting in lieu thereof would be eliminated.

Finally, the Trustees would also make certain necessary technical and non-material changes to the Declaration of Trust and conforming changes to your fund’s Bylaws, including changes to provisions of the Bylaws that relate to the fund’s preferred shares if the shareholders vote in favor of the conversion.

What is the voting requirement for approving the conversion?

Approval of the conversion of your fund to open-end status and of the related amendments to your fund’s Declaration of Trust requires the “yes” vote of (i) a majority of your fund’s outstanding common shares entitled to vote and (ii) a majority of your fund’s outstanding preferred shares entitled to vote.

If such conversion were approved, the conversion would become effective following compliance with all necessary regulatory requirements under federal and state law. Your fund would seek to complete this process as soon as reasonably practicable, but it is estimated that this process may require at least several months. Prior to the conversion, shares of your fund would continue to be listed and traded on the New York Stock Exchange.

If the conversion is not approved, will your fund continue in its current form?

Yes. In the event that shareholders do not approve the conversion of your fund to open-end status, your fund would continue to operate as a closed-end fund. Shareholders would be given the opportunity to vote on a proposed conversion to open-end status in future years if your fund’s shares again trade at discounts sufficient to meet the requirement of the Declaration of Trust described above.

The Trustees believe that the continued operation of your fund as a closed-end fund is in the best long-term interests of your fund’s shareholders, and recommend a vote against the conversion of your fund to open-end status at this time.

The Trustees recommend that you vote “AGAINST” Proposal 2.

Further Information About Voting and the Meeting

Quorum and Methods of Tabulation.  The shareholders of each fund vote separately with respect to each proposal.  In the case of each fund, a majority of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.  With respect to the election of Trustees, neither abstentions nor broker non-votes have an effect on the outcome of the proposal.  With respect to all other proposals, abstentions and broker non-votes have the effect of a negative vote on a proposal.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or your fund’s Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Special Rule for Proportional Voting.   For funds listed on the New York Stock Exchange, in accordance with the rules of the exchange, brokerage firms may vote for or against a proposal, on behalf of their clients who beneficially own the remarketed or auction rate preferred shares and from whom they have not received voting instructions, in the same proportion as votes for and against such proposal have been received from holders of preferred shares if (i) the holders of a minimum of 30% of the outstanding preferred shares have been voted by the holders of preferred shares, (ii) holders of less than 10% of the outstanding preferred shares have voted against such proposal and (iii) the holders of the common shares have approved such proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense Investor Connect, 60 East 42nd Street, New York, New York, 10165, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $1,500 per fund. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that your fund's next annual meeting of shareholders will be held in October 2006. The Trustees of your fund reserve the right to set an earlier or later date of the 2006 meeting.  Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund on or before May 12, 2006. Shareholders who wish to make a proposal at the October 2006 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than July 26, 2006.  Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2006 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 30, 2006 and no later than August 29, 2006.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of your fund to serve as Trustees.  A shareholder must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.  If a shareholder who wishes to present a proposal fails to notify the fund by the dates specified above, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.  If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings.  As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise.  Separate proxy ballots will be included with the proxy statement for each account registered at that address.  If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 41203, Providence, Rhode Island 02940-1203.

Financial information. Your fund’s Clerk will furnish to you upon request and without charge, a copy of the fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Putnam Investments.  Putnam Investment Management, LLC, your fund's investment manager and administrator, is a subsidiary of Putnam, LLC (Putnam Investments).  Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses.

The address of each of Putnam Investments Trust, Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109.  The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.  Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments.  His address is One Post Office Square, Boston, MA  02109.

Mr. Haldeman is a stockholder of Putnam Investments Trust.  On March 15, 2003, Mr. Haldeman received a grant of options to buy 80,000 shares of Class B Common Stock of Putnam Investments Trust pursuant to the Putnam Investments Trust Equity Partnership Plan with an exercise price of $39.57 per share.  On March 15, 2004, Putnam Investments Trust granted Mr. Haldeman 62,463 shares of Class B Common Stock pursuant to the Plan. On March 15, 2005, Mr. Haldeman received a further grant of 210,635 shares of Class B common stock pursuant to the Plan.  With respect to each such grant, Mr. Haldeman’s shares vest over a four-year period, with 25% of the shares vesting on each anniversary of the grant, although vesting may be accelerated under certain circumstances if Mr. Haldeman’s employment with Putnam terminates.  On March 26, 2003 and March 26, 2004, Mr. Haldeman sold to Putnam Investments Trust 1,629 shares and 1,524 shares, respectively, of Class B Common Stock with respective prices of $39.57 and $33.62 per share for personal tax-planning purposes. The terms of the Plan provide generally that if Mr. Haldeman’s employment with Putnam terminates, Putnam Investments Trust may at its discretion repurchase his vested shares of Class B Common Stock at their then-current value.

Other service providers.  Putnam Retail Management Limited Partnership, the fund’s principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, are both subsidiaries of Putnam Investments.  Their address is One Post Office Square, Boston, Massachusetts 02109.

For its most recent fiscal year, the funds paid Putnam Fiduciary Trust Company aggregate fees as follows, in each case excluding custody credits and investor servicing credits:

Fund/Fiscal Year-End	Fee
Putnam High Yield Municipal Trust (March 31, 2005)	$187,991
Putnam Investment Grade Municipal Trust (November 30, 2004)	244,854
Putnam Managed Municipal Income Trust (October 31, 2004)	340,357
Putnam Municipal Bond Fund (April 30, 2005)	243,670
Putnam Municipal Opportunities Trust (April 30, 2005)	221,136
Putnam New York Investment Grade Municipal Trust (April 30, 2005)	44,839

Litigation.  Exhibit A to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to some or all of the Putnam funds.

Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Registered Public Accounting Firm.  As set forth in the table below, the Audit and Pricing Committee and the full Board of Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, or KPMG LLP, 99 High Street, Boston, Massachusetts 02110, to serve as the independent registered public accounting firm for each fund’s current fiscal year. These firms are among the country’s preeminent independent registered public accounting firms. Each firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP and KPMG LLP are expected to be present at the meeting of shareholders of the funds to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years for services rendered to each fund by the fund’s independent registered public accounting firm:

Fiscal year ended Audit  Fees Audit-Related Fees Tax Fees All Other Fees

Putnam High Yield Municipal Trust

(KPMG LLP)

 March 31, 2005 $34,550 $20,900 $4,150 $—

 March 31, 2004 30,000 18,516 3,600 31

———————————————————————————————————————————————————————————

Putnam Investment Grade Municipal Trust

(KPMG LLP)

 November 30, 2004 34,850 20,200 4,150              40

 November 30, 2003 29,300 18,233 3,600              -

———————————————————————————————————————————————————————————

Putnam Managed Municipal Income Trust

(KPMG LLP)

 October 31, 2004 34,850 19,500 4,150 68

 October 31, 2003 30,300 17,950 3,600 -

———————————————————————————————————————————————————————————

Putnam Municipal Bond Fund

(PricewaterhouseCoopers LLP)

 April 30, 2005 42,498 8,921 4,380 -

 April 30, 2004 37,998 15,624 4,009 46

———————————————————————————————————————————————————————————

Putnam Municipal Opportunities Trust

(PricewaterhouseCoopers LLP)

 April 30, 2005 37,859 21,263 4,318 -

 April 30, 2004 32,547 19,468 4,035 41

———————————————————————————————————————————————————————————

Putnam New York Investment Grade Municipal Trust

(PricewaterhouseCoopers LLP)

 April 30, 2005 39,378 26,478 5,074 -

 April 30, 2004 34,631 24,241 4,667 8

———————————————————————————————————————————————————————————

Audit Fees represents fees billed for a fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services.  Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Other Fees represents fees billed for services relating to interfund trading (for Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Managed Municipal Income Trust) and fees billed for services relating to calculation of investment performance (for Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust).

The following table presents the amounts the independent auditors for each fund billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:

—————————————————————————————————————————————

Putnam High Yield Municipal Trust

March 31, 2005                                                                  $25,050

March 31, 2004                                                                    22,147

—————————————————————————————————————————————

Putnam Investment Grade Municipal Trust

November 30, 2004                                                           $24,390

November 30, 2003                                                             21,833

—————————————————————————————————————————————

Putnam Managed Municipal Income Trust

October 31, 2004                                                               $23,718

October 31, 2003                                                                 21,550

—————————————————————————————————————————————

Putnam Municipal Bond Fund

April 30, 2005                                                                  $197,005

April 30, 2004                                                                    160,509

—————————————————————————————————————————————

Putnam Municipal Opportunities Trust

April 30, 2005                                                                  $209,285

April 30, 2004                                                                    164,374

—————————————————————————————————————————————

Putnam New York Investment Grade Municipal Trust

April 30, 2005                                                                  $215,155

April 30, 2004                                                                    169,746

Pre-Approval Policies of the Audit and Pricing Committee.  The Audit and Pricing Committee has determined that all work performed for the Putnam funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee.  Such requests are required to be submitted in writing to the Committee and to explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by that particular audit firm.  The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the Putnam funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.  Prior to that date, the Committee had a general policy to pre-approve the independent auditors’ engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund’s last two fiscal years, the funds’ principal auditors did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year.  The Audit and Pricing Committee has discussed with your fund’s independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61).  SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters.  The Audit and Pricing Committee has received the written disclosures and the letter from your fund’s independent auditors required by the SEC's Independence Standards Board Standard No. 1 (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor’s independence), and has discussed with such accountants the independence of such accountants.  Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund’s annual report to shareholders for the last fiscal year.

Paul L. Joskow (Chairperson)

Myra R. Drucker

Robert E. Patterson

W. Thomas Stephens

                                                                                                                        Richard W. Worley

Officers and other information. All of the officers of your fund, with the exception of George Putnam, III, the fund’s President, are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees.  Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, Messrs. Haldeman and Putnam, III (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Putnam, III, the other officers of your fund are as follows:

                                                                             Year first

Name (birthdate), Age                                         elected to         Business experience

Office with the fund                                             office               during past 5 years

———————————————————————————————————————————————————————————

Charles E. Porter (7/26/38), Age 67*                  1989                Executive Vice President, Associate Treasurer

     Executive Vice President,                                                       and Principal Executive Officer, The Putnam Funds.

     Associate Treasurer and Principal

     Executive Officer

Jonathan S. Horwitz (6/4/55), Age 50*               2004                Senior Vice President and Treasurer, The Putnam Funds.

     Senior Vice President and Treasurer                                      Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58), Age 47                2002                Senior Managing Director, Putnam Investments.  Prior to

     Vice President and Principal                                                   2001, Mr. Krichmar was a Partner at PricewaterhouseCoopers, LLP

     Financial Officer

Michael T. Healy (1/24/58), Age 47                     2000               Managing Director, Putnam Investments

     Assistant Treasurer and

     Principal Accounting Officer

Beth Mazor (4/6/58), Age 47                               2002                Senior Vice President, Putnam Investments

     Vice President

Daniel T. Gallagher (2/27/62), Age 43*              2004                Senior Vice President, Staff Counsel and Compliance Senior

     Vice President, Staff Counsel                                                 The Putnam Funds.  Prior to 2004, Mr. Gallagher was an

     and Compliance Liason                                                          Associate at Ropes & Gray LLP

Charles A. Ruys de Perez (10/17/57), Age 47     2004                Managing Director, Putnam Investments

     Vice President and Chief Compliance Officer

Mark C. Trenchard (6/5/62), Age 43                   2002                Senior Vice President, Putnam Investments

     Assistant Treasurer and

     BSA Compliance officer

Francis J. McNamara, III (8/19/55), Age 50       2004                Senior Managing Director, Putnam Investments,

     Vice President and Chief Legal Officer                                  Putnam Management and Putnam Retail

                                                                                                     Management.  Prior to 2004, Mr. McNamara was

                                                                                                     General Counsel of State Street Research & Management.

James P. Pappas (2/24/53), Age 52                     2004                Managing Director, Putnam Investments

  Vice President                                                                            Vice President and Putnam Management.  During 2002, Mr.  Pappas

                                                                                                     was Chief Operating Officer of Atalanta/Sosnoff

                                                                                                     Management Corporation. Prior to 2001 he was

                                                                                                     President and Chief Executive Officer of UAM

                                                                                                     Investment Services, Inc.

Richard S. Robie III (3/30/60), Age 45               2004                Senior Managing Director, Putnam Investments,

     Vice President                                                                         Putnam Management and Putnam Retail Management.

                                                                                                     Prior to 2003, Mr. Robie was Senior Vice President of

                                                                                                     United Asset Management Corporation.

Judith Cohen (6/7/45), Age 60*                          1993                Vice President, Clerk and Assistant Treasurer,

     Vice President, Clerk and Assistant Treasurer                       The Putnam Funds

Wanda M. McManus (1/4/47), Age 58*              2005                Vice President, Senior Associate Treasurer and

     Vice President, Senior Associate Treasurer and                     Assistant Clerk, The Putnam Funds.

     Assistant Clerk

Nancy T. Florek (6/13/57), Age 48*                   2005                Vice President, Assistant Clerk, Assistant Treasurer

     Vice President, Assistant Clerk, Assistant Treasurer             and Proxy Manager, The Putnam Funds

    and Proxy Manager

* Officers of your fund who are members of the Trustees’ independent administrative staff.

   Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Common Net Assets and shares outstanding of your fund as of July 31, 2005

------------------------------------------------------------------------------------------------------

Net assets:

Putnam High Yield Municipal Trust                                                                          $174,975,256

—————————————————————————————————————————————

Putnam Investment Grade Municipal Trust                                                                  235,751,136

—————————————————————————————————————————————

Putnam Managed Municipal Income Trust                                                                  391,950,500

—————————————————————————————————————————————

Putnam Municipal Bond Fund                                                                                      239,338,345

—————————————————————————————————————————————

Putnam Municipal Opportunities Trust                                                                        213,299,022

—————————————————————————————————————————————

Putnam New York Investment Grade Municipal Trust                                                 39,214,546

—————————————————————————————————————————————

Shares outstanding of your fund as of July 31, 2005

---------------------------------------------------------------------

Common shares:

Putnam High Yield Municipal Trust                                                                              22,267,310

—————————————————————————————————————————————

Putnam Investment Grade Municipal Trust                                                                    21,438,811

—————————————————————————————————————————————

Putnam Managed Municipal Income Trust                                                                    47,206,343

—————————————————————————————————————————————

Putnam Municipal Bond Fund                                                                                        17,242,049

—————————————————————————————————————————————

Putnam Municipal Opportunities Trust                                                                          16,157,092

—————————————————————————————————————————————

Putnam New York  Investment Grade Municipal Trust                                                  2,847,092

—————————————————————————————————————————————

Preferred shares:

Putnam High Yield Municipal Trust                                                                         900 (Class A)

—————————————————————————————————————————————

Putnam Investment Grade Municipal Trust                                                            1,400 (Class A)

—————————————————————————————————————————————

Putnam Managed Municipal Income Trust               550 (Class A)  550 (Class B)   650 (Class C)

—————————————————————————————————————————————

Putnam Municipal Bond Fund                                                     2,920 (Class A)   2,400 (Class B)

—————————————————————————————————————————————

Putnam Municipal Opportunities Trust             800 (Class A)    1,620 (Class B)   1,620 (Class C)

—————————————————————————————————————————————

Putnam New York Investment Grade Municipal Trust                                               200 (Class A)

—————————————————————————————————————————————

5% beneficial ownership:

Putnam High Yield Municipal Trust

As of July 31, 2005, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of any fund, except as follows:

Putnam High Yield Municipal Trust

Cede & Company*                                           19,903,117 common shares (89.30% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

Putnam Investment Grade Municipal Trust

Cede & Company*                                           19,344,567 common shares (90.20% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

Putnam Managed Municipal Income Trust

Cede & Company*                                           41,847,659 common shares (88.60% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

Putnam Municipal Bond Fund

Cede & Company*                                           16,064,326 common shares (93.10% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

Putnam Municipal Opportunities Trust

Cede & Company*                                           15,312,654 common shares (94.70% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

Putnam New York Investment Grade Municipal Trust

Cede & Company*                                           2,655,066 common shares (93.20% of outstanding common shares)

20 Bowling Green

New York, NY 10004-1408

* Believed to hold shares only as a nominee.

In addition, in a filing with the SEC dated, April 7, 2005 on Schedule 13D under the 1934 Act, Karpus Management, Inc. (d/b/a Karpus Investment Management), 183 Sullys Trail, Pittsford, New York 14534 indicated that it owned 142,640 common shares (5.01% of outstanding common shares) of Putnam New York Investment Grade Municipal Trust, and that certain of its principals and affiliates also owned common shares of the fund.

                                                                                                                                            EXHIBIT A

Litigation

1.  The plaintiffs named below allege that the defendants engaged in, permitted, and/or failed to prevent market timing and short-term trading in the Putnam Funds.  Plaintiffs claim, among other things, violations of § 36 of the Investment Company Act of 1940, § 206 of the Investment Advisers Act, §§ 10(b) and 20(a) of the 1934 Act and Rule 10b-5 thereunder, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy.  The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages, and attorney’s fees and costs.

Case Name	Defendants	Court Pending	Date Instituted
Joanne S. Baseman (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam Investment Management, Inc., et al.	Putnam Management[2] Omid Kamshad Justin Scott William Woolverton Putnam Trustees[3] Putnam Funds[4] (nominal)	United States District Court for the District of Maryland	Dec. 16, 2003
John K. Clement (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam Investment Management Inc., et al.	Putnam Management Omid Kamshad Justin Scott William Woolverton Putnam Trustees Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 26, 2003
Simon J. Denenberg (derivatively on behalf of the Putnam U.S. Government Income Trust and the Putnam Funds) v. Putnam Investment Management, Inc., et al.	Putnam Management Omid Kamshad Justin Scott William Woolverton Putnam Trustees Putnam Funds (nominal)	United States District Court for the District of Maryland	Jan. 30, 2004
Diane Hutto and Dina Rozenbaum (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et. al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 12, 2003
Seth B. Marks (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et. al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Dec. 3, 2003
Cynthia Puleo (derivatively on behalf of several individual funds and the Putnam Funds) v. Putnam, LLC, et al.	Putnam Management Putnam Trustees Justin M. Scott Omid Kamshad Certain officers of the Putnam Funds and Putnam Management John Does 1-100 Putnam Funds (nominal)	United States District Court for the District of Maryland	Dec. 16, 2003
Edward L. Segel (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam, LLC, et al.	Putnam Management Putnam Trustees Omid Kamshad Justin Scott William Woolverton Putnam Funds (nominal)	United States District Court for the District of Maryland	Jan. 23, 2004
Zachary Alan Starr (derivatively on behalf of Putnam International Equity Fund and the Putnam Funds) v. Putnam Investment Management, et al.	Putnam Management Putnam Trustees Omid Kamshad Justin M. Scott Putnam Funds (nominal)	United States District Court for the District of Maryland	Nov. 6, 2003

2.  The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or timed trading.  The plaintiffs claim, among other things, breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment.  The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney’s fees and costs.

Case Name	Defendants	Court	Date Instituted
Leon Brazin (derivatively on behalf of Putnam Vista Fund) v. John A. Hill, et al.	Putnam Trustees Putnam Management Putnam Vista Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for District of Maryland	March 15, 2004
Peter Kavaler (derivatively on behalf of Putnam Income Fund) v. John A. Hill, et al.	Putnam Trustees Putnam Management Putnam Income Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for District of Maryland	March 15, 2004
Todd Klein (derivatively on behalf of Putnam Global Equity Fund) v. Hill, et al.	Putnam Trustees Putnam Management Putnam Global Equity Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for the District of Maryland	Jan. 27, 2004
Steven Wiegand (derivatively on behalf of Putnam Classic Equity Fund) v. Hill et al.	Putnam Trustees Putnam Management Putnam Classic Equity Fund (nominal) Certain officers of the Putnam Funds and Putnam Management	United States District Court for the District of Maryland	Jan. 27, 2004

3.  The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.

Case Name	Defendants	Court	Date Instituted
Stern (derivative on behalf of Marsh & McLennan Companies, Inc.) v. Greenberg, et. al,	Putnam Funds Putnam Management Jeffrey Greenberg Mathis Cabaillavetta Marsh Directors[5] Lawrence Lasser	Supreme Court of the State of New York	December 17, 2003

Multi-District Litigation

All of the cases listed above as pending in the United States District Court for the District of Maryland were transferred to that court and consolidated for pre-trial proceedings in the Special Multi-District Litigation (“MDL”) Proceeding (In re: Mutual Funds Litigation, 04-MD-15863) created for actions involving market timing issues against mutual fund complexes.  Two consolidated amended derivative complaints have been filed in the Putnam Subtrack of the MDL, and the complaint involving the Putnam Trustees and the Putnam Funds is described below.

1.  The plaintiff named below alleges that the defendants engaged in, permitted, and/or failed to prevent market timing and late trading in the Putnam Funds.  Plaintiffs generally claim violations of §§ 36 and 47 of the Investment Company Act of 1940, violations of §§ 206 and 215 of the Investment Advisers Act, breach of fiduciary duty, breach of contract, aiding and abetting breach of fiduciary duty, unjust enrichment, interference with contract and civil conspiracy.  The plaintiffs generally seek injunctive relief including removal of the current Trustees, removal of the adviser and distributor defendants, rescission of the management and other contracts, disgorgement of profits, monetary damages, punitive damages and attorney’s fees and costs.

Case Name	Defendants	Court	Date Instituted
In re: Mutual Funds Investment Litigation Lead Case: Zuber (derivatively on behalf of the Putnam Family of Funds) v. Putnam Investment Management LLC

Putnam Trustees

Putnam Management

Putnam Retail Management, LP

Putnam Retail Management, GP, Inc.

Putnam Fiduciary Trust Co.

Charles E. Porter

Patricia C. Flaherty

William H. Woolverton

Justin M. Scott

Omid Kamshad

Geirluv Lode

Carmel Peters

Putnam Funds (nominal)

		United States District Court for District of Maryland	September 29, 2004

2 “Putnam Management” includes Putnam Investments Trust, Putnam Investment Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

3 “Putnam Trustees” include current Trustees Jameson Adkins Baxter, Charles B. Curtis, John A. Hill, Paul L. Joskow, Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George Putnam, III and W. Thomas Stephens and former Trustees Ronald J. Jackson, Lawrence J. Lasser, W. Nicholas Thorndike and A.J.C. Smith.

4 “Putnam Funds” includes any and/or all registered investment companies managed by Putnam Management.

5 “Marsh Directors” include the following current directors of Marsh & McLennan Companies, Inc.:  Lewis Bernard, Robert Erburu, Oscar Fanjul, Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton Schapiro and Adele Simmons.  “Marsh Directors” also include the following former directors of Marsh & McLennan Companies, Inc.:  Peter Coster, Charles Davis, Ray Groves and A.J.C. Smith.

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PUTNAM INVESTMENTS

The proxy ballot

Putnam High Yield Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam High Yield Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref HYM - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

The Trustees recommend a vote AGAINST proposal 2

2. Proposal to convert the fund to an open-end investment company.

FOR         AGAINST        ABSTAIN

 0                    0                    0

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref HYM - DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam High Yield Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam High Yield Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put com HYM - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

The Trustees recommend a vote AGAINST proposal 2

2. Proposal to convert the fund to an open-end investment company.

FOR         AGAINST        ABSTAIN

 0                    0                    0

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put com HYM - DH

PUTNAM INVESTMENTS

The proxy ballot

Putnam Investment Grade Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Investment Grade Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref 1- DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref 1- DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam Investment Grade Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Investment Grade Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put com 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put com 1 - DH

PUTNAM INVESTMENTS

The proxy ballot

Putnam Managed Municipal Income Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref MMI - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

The Trustees recommend a vote AGAINST proposal 2

2. Proposal to convert the fund to an open-end investment company.

FOR         AGAINST        ABSTAIN

 0                    0                    0

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref MMI - DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam Managed Municipal Income Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Managed Municipal Income Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put com MMI - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

The Trustees recommend a vote AGAINST proposal 2

2. Proposal to convert the fund to an open-end investment company.

FOR         AGAINST        ABSTAIN

 0                    0                    0

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put com MMI - DH

PUTNAM INVESTMENTS

Putnam Municipal Bond Fund

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Municipal Bond Fund. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref 1 - DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam Municipal Bond Fund

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Municipal Bond Fund. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Com 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Com 1 - DH

PUTNAM INVESTMENTS

Putnam Municipal Opportunities Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref 1 - DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam Municipal Opportunities Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam Municipal Opportunities Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Com 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Com 1 - DH

PUTNAM INVESTMENTS

The proxy ballot

Putnam New York Investment Grade Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam New York Investment Grade Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Pref 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              07  E.T. Kennan

                                                   02  C.B. Curtis               08  J.H. Mullin, III

                                                   03  M.R. Drucker           09  R.E. Patterson

                                                   04  C.E. Haldeman, Jr.  10  G. Putnam, III

                                                   05  J.A. Hill                   11  W.T. Stephens

                                                   06  P.L. Joskow             12  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Pref 1 - DH

PUTNAM INVESTMENTS

The proxy ballot

To vote by mail

Read the proxy statement. Check the appropriate box on the reverse side.

Sign and date the proxy ballot. Return the proxy ballot in the envelope provided.

To vote by telephone

Read the proxy statement and have the proxy ballot at hand.  Call 1-800-690-6903.

Follow the automated telephone directions.  There is no need for you to return your proxy ballot.

To vote on the Web

Read the proxy statement and have the proxy ballot at hand.

Go to https://www.proxyweb.com/Putnam

Follow the instructions on the site.

There is no need for you to return your proxy ballot.

Putnam New York Investment Grade Municipal Trust

________________________________________________________________________________________

By signing below, you, as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of Putnam New York Investment Grade Municipal Trust. The meeting will take place on October 28, 2005 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees.  When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card.  If you simply sign the proxy ballot, or don't vote on a  specific  proposal, your shares will be automatically voted as the Trustees recommend.  The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_________________________________________________

Signature(s)                                                Date

Sign your  name  exactly  as  it  appears  on  this  card.  If  you  own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Put Com 1 - DH

                                                Please place an X in the appropriate box using black or blue ink or number

Proposals                                                                            2 pencil. Please do not use a fine point pen.

_________________________________________________________________________________________

To vote on all Proposals, as the Trustees recommend, mark this box.  (No other vote is necessary.)          0

The Trustees recommend a vote FOR proposal 1

1. Proposal to elect all nominees.

The nominees for Trustees are:  01  J.A. Baxter              06  E.T. Kennan

                                                   02  C.B. Curtis               07  J.H. Mullin, III

                                                   03  M.R. Drucker           08 G. Putnam, III

                                                   04  C.E. Haldeman, Jr.  09 W.T. Stephens

                                                   05 P.L. Joskow              10  R.B. Worley

    FOR               WITHHOLD

electing all            authority

the nominees          to vote

 (except as              for all

marked to the         nominees

contrary at

   left)

     0                          0

To withhold authority to vote for one or more of the nominees, write the name(s) or number(s) of the nominee(s) below.

_____________________________________________________________________________________

If you have questions on the proposals, please call 1-800-780-7316.

Please sign and date the other side of this card.

Put Com 1 - DH

PUTNAMINVESTMENTS

               The Putnam Funds

               One Post Office Square

               Boston, Massachusetts 02109

               Toll-free 1-800-225-1581                                               227662    9/05